UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2019
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Element Solutions Inc
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(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Centrepark Boulevard Suite 210 West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   (561) 207-9600

Not Applicable
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On January 28, 2019, Element Solutions Inc ("Element Solutions") issued a press release announcing Element Solutions' preliminary unaudited financial results for the three and twelve months ended December 31, 2018. This Current Report on Form 8-K is being filed to provide Element Solutions' usual set of financial results for the three and twelve months ended December 31, 2018 (the "2018 Final Results") following the filing by Element Solutions, on February 28, 2019, of its annual report on Form 10-K for the year ended December 31, 2018. The 2018 Final Results are attached hereto as Exhibit 99.1 and are incorporated herein by reference.
To supplement the financial measures prepared in accordance with generally accepted accounting principles in the United States of America ("GAAP"), within the 2018 Final Results, Element Solutions has provided the following non-GAAP financial measures: EBITDA, adjusted EBITDA, adjusted EBITDA margin, adjusted EBITDA guidance, adjusted earnings (loss) per share (EPS), adjusted EPS guidance and organic net sales growth. Element Solutions also evaluates and presents its results of operations on a constant currency basis. Investors are encouraged to refer to the Non-GAAP Measures section in the 2018 Final Results for Element Solutions' definitions of these non-GAAP measures, descriptions of non-GAAP adjustments, and reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures.
The information in this Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing of Element Solutions, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.
The following exhibit is furnished herewith:

Exhibit Number	Description
99.1	Element Solutions' final results for the three and twelve months ended December 31, 2018 (furnished only)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEMENT SOLUTIONS INC
(Registrant)
February 28, 2019	/s/ John P. Connolly
(Date)	John P. Connolly
Chief Financial Officer